SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                       American Access Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

AMERICAN ACCESS TECHNOLOGIES, INC.
6670 SPRINGLAKE ROAD
KEYSTONE HEIGHTS, FL 32656

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

         The 2002 Annual Meeting of American Access Technologies, Inc. (the "Company") will be held at our Keystone Heights facility, 6670 Springlake Road, Keystone Heights, Florida 32656 on Friday, June 28, 2002, at 10:00 A.M., Eastern Standard Time, for the following purposes:

1.       Elect five directors

2. Ratify Rachlin Cohen & Holtz LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The President has fixed the close of business on Wednesday, April 24, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Meeting.



Date: May 22, 2002                 /s/ John Presley
                                   -----------------
                                       John Presley
                                       President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN IT PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING AND WILL AVOID THE EXPENSE OF AN ADDITIONAL SOLICITATION.

                                                                   May 22, 2002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Access Technologies, Inc., (the "Company"), to be voted at the Annual Meeting of Shareholders to be held on June 28, 2002, and at any adjournment thereof.

Holders of the Company's common stock at the record date are the only security holders entitled to vote at the Annual Meeting. Shareholders are asked to complete the enclosed proxy card, and sign, date and return it as promptly as possible since the holders of record of a majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Meeting in order to hold the Meeting.

Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

At April 24, 2002, the record date, there were 5,878,412 shares of Common Stock outstanding and entitled to one vote each at the Meeting

This Proxy Statement is first being mailed on or about May 27, 2002.

PROPOSAL 1. ELECTION OF FIVE DIRECTORS

Pursuant to the Company's Articles of Incorporation, the Board of Directors shall consist of five members elected by the holders of the Common Stock.

Each shareholder has the right to cast the votes represented by his or her shares for five persons nominated as directors. The five nominees receiving the most votes cast will be elected. Abstentions and proxies withholding authority to vote for any or all of the nominees will not count in the vote since the five nominees receiving the most votes actually cast will be elected.

The persons named in the enclosed proxy card will vote to elect the five (5) nominees named below unless contrary instructions are given in the proxy card. Each director is to hold office until the next Annual Meeting and until his successor is elected and qualified.

The names and certain information concerning the persons nominated by the Board of Directors for election as directors by the Common Shareholders at the Meeting are set forth below. THE BOARD RECOMMEND THAT YOU VOTE FOR the election of each of the nominees named below. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons nominated by the Board of Directors unless authority to vote for nominees has been withheld or other persons were indicated in the proxy card. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board. The following information regarding the nominees is provided for your consideration of the slate proposed by the Board of Directors:

JOHN PRESLEY, age 63, Director of the Company since November 1998, President and CEO of the Company since April 12, 1999, and President of our wholly-owned subsidiary, Omega Metals, Inc. since March 9, 1981. Mr. Presley is a graduate registered Professional Engineer. He graduated from the University of Florida in January of 1961 with a BSME and attended a number of Colleges for graduate work. He worked in many industries as an engineer and manager before founding Omega metals in 1981.

ERIK WIISANEN, age 58, Vice President-Marketing of Omega, graduated from Cornell University in 1965. He worked in banking as a Vice President of Barnett, until 1970 and was a representative for shipping interests until helping found the Company's wholly-owned subsidiary, Omega Metals, in 1981. He was co-founder, President, and Chairman of the Board of Directors for a private kindergarten. He has been in charge of sales for Omega since 1981.Mr. Wiisanen is the brother-in-law of Mr. Presley.

JOSEPH MCGUIRE, age 43, was hired by the Company on June 4, 2000. The Board of Directors appointed him Chief Financial Officer and Director on June 29, 2000. He has extensive experience in numerous Wall Street investment vehicles and has been a CFO in that environment for the past 13 years. He is a graduate of the University of Notre Dame. From 1998 until June 2000, he was Chief Financial Officer for Hirst Investment Management, Inc. From 1997 to 1998, CFO for MHR Fund Management; from 1995 to 1997, CFO for the Common Fund; from 1994 to 1995, CFO for Link Strategic Investors; and from 1989 to 1995, CFO for John Henry & Co., Inc. Prior to 1989, he held management positions with Dean Witter Reynolds, Paine Webber, Inc., and Price Waterhouse.

STEVEN ROBINSON, age 52, Director, is an original founder of American Access Technologies, Inc. and served as an Officer or Director from 1996 until 1998. He was appointed to the Board again in January 2001. He has an extensive background in sales, marketing and operations with several well-known local corporations. He is the founder and majority shareholder and has served as president and CEO of World Chem, a chemical manufacturing and marketing company, since 1999. He served as President of IbidAmerica, Inc from 2000 until 2001. He was instrumental in developing Network 2000 sales as a long-distance independent marketing/sales company for US Sprint. He is retired from the US Navy. While in the Navy, he specialized in logistics and supply management including federal government purchasing within DFARS regulations, contract management and inventory control.

WILLIAM HADAWAY, age 62, Director, was appointed in January 2001, and is a 1965 graduate of the University of Buffalo with a B.S. degree in Accounting. He earned his CPA license from the State of New York in 1967. In 1981 he was granted a CPA license from the Florida Institute of Certified Public Accountants. Hadaway has been a sole practitioner or partner in a public accounting firm since 1971. He has lectured on budgeting, cash management and taxes. Prior to establishing his own firm in Central Florida, Hadaway was employed by Lathan, Lumsden & McCormick, the largest non-national CPA firm in Buffalo, NY, and by Fiddler & Co., CPA in western NY.

BOARD COMMITTEES

The Board of Directors of the Company has a standing Audit Committee. The Board of Directors does not have a standing Nominating Committee. The entire board sits as the Compensation Committee.

The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Company's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met four times during the fiscal year ended December 31, 2001. The Company adopted its current Audit Committee Charter at a meeting held on June 29, 2000. Messrs. McGuire, Hadaway and Robinson are the current members of the Audit Committee. Messrs. Hadaway and Robinson are "independent" as defined in the NASDAQ listing agreement.

ATTENDANCE AT MEETINGS

During the fiscal year ended December 31, 2001, the Board of Directors held a total of eight meetings. No member of the Board of Directors attended fewer than 75% of the meetings of the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN.

PROPOSAL 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

GENERAL

The Company is asking the shareholders to ratify the Audit Committee of the Board of Directors' recommendation of Rachlin Cohen & Holtz LLP as the Company's independent accountants for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to ratify such appointment. Abstentions and broker non-votes have the same effect as a vote against the proposal.

In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its shareholders' best interest.

Rachlin Cohen & Holtz LLP has audited the Company's financial statements annually since the Company's inception in 1996. Representatives of Rachlin Cohen & Holtz LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

AUDIT FEES

Fees related to services performed by Rachlin Cohen & Holtz LLP in 2001 were as follows:

Audit and Review Fees  $  83,490
Tax and All Other Fees $  15,906
Total                  $  99,396

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining auditor independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RACHLIN COHEN & HOLTZ LLP TO SERVE AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

EXECUTIVE COMPENSATION

The following tables set forth the total compensation paid or accrued to the Company's chief executive officer for the last three completed fiscal years, ended December 31, and each of the other executive officers of the Company who received compensation of $100,000 or more during any such year.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation paid to the Company's chief executive officer for the last three completed fiscal years, ended December 31, and to any officer who earned $100,000 or more per year.

------------------------- --------------- ------------------ --------------------- ----------------
Name and Position               Year      Total Income       Other Annual Bonus    Other Annual
                                                                                   Compensation

------------------------- --------------- ------------------ --------------------- ----------------
John E. Presley,               2001           $175,000               -0-                 -0-
President
------------------------- --------------- ------------------ --------------------- ----------------
Erik Wiisanen,                 2001           $125,000               -0-                 -0-
Vice President
------------------------- --------------- ------------------ --------------------- ----------------
Joseph McGuire,                2001           $115,000               -0-                 -0-
CFO

------------------------- --------------- ------------------ --------------------- ----------------
John E. Presley,               2000           $175,000               -0-                 -0-
President
------------------------- --------------- ------------------ --------------------- ----------------
Erik Wiisanen,                 2000           $125,000               -0-                 -0-
Vice President
------------------------- --------------- ------------------ --------------------- ----------------
John Presley,                  1999           $175,000               -0-                 -0-
President
------------------------- --------------- ------------------ --------------------- ----------------
Erik Wiisanen,                 1999           $125,000               -0-                 -0-
Vice President
------------------------- --------------- ------------------ --------------------- ----------------

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR, ENDED DECEMBER 31, 2001
(Individual Grants)

The following information sets forth the individual grants of stock options and freestanding SARs to the Company's named officers in the above table in the fiscal year ended December 31, 2001.

--------------------- ----------------------------------- ------------------------------------ ------------ ------------------
Name                  Number of Securities Underlying     % of Total Options/SARs Granted      Exercise     Expiration Date
                      Options/SARs Granted                Employees in 2001                    Price
--------------------- ----------------------------------- ------------------------------------ ------------ ------------------
John Presley,         193,334                             10.02%                               $1.00        July 1, 2006
President             332,685                             17.25%                               $2.25        April 9, 2006
--------------------- ----------------------------------- ------------------------------------ ------------ ------------------
Erik Wiisanen,        188,333                              9.76%                               $1.00        July 1, 2006
Vice President        332,685                             17.25%                               $2.25        April 9, 2006
--------------------- ----------------------------------- ------------------------------------ ------------ ------------------
Joseph McGuire,       193,333                             10.02%                               $1.00        July 1, 2006
CFO                   100,000                              5.18%                               $2.25        April 9, 2006
--------------------- ----------------------------------- ------------------------------------ ------------ ------------------

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR ENDED DECEMBER 31, 2001 and FY-END OPTIONS/SAR VALUES

The following table sets forth the number of stock options and freestanding SARs exercised by the named executive officers in the above table during the last completed fiscal year ending December 31. No options were exercised in such year.

--------------------- --------------------- ---------- --------------------------------- --------------------------------
Name                  Shares Acquired On    Value      Number of Unexercised             Value of Unexercised
                      Exercise              Realized   Securities Underlying             In-The-Money Options/SARs At
                                                       Options/SARs at Dec. 31, 2001     Dec. 31, 2001
--------------------- --------------------- ---------- --------------------------------- --------------------------------
John Presley,         --0--                 --0--       1,318,019                        --0--
President
--------------------- --------------------- ---------- --------------------------------- --------------------------------
Erik Wiisanen,        --0--                 --0--         787,888                        --0--
Vice President
--------------------- --------------------- ---------- --------------------------------- --------------------------------
Joseph McGuire,       --0--                 --0--         393,333                        --0--
CFO
--------------------- --------------------- ---------- --------------------------------- --------------------------------


EMPLOYMENT AGREEMENTS

On May 2, 2002, Mr. Presley and Mr. Wiisanen entered into one-year employment agreements with the Company, whereby their salaries would remain at the current level and each was issued an additional 300,000 stock options at the exercise price of $1.00. Additionally, CFO Joseph McGuire entered into a one-year employment agreement on May 2, 2002 that includes compensation at his current salary and an additional 50,000 stock options at the exercise price of $1.00.

DIRECTOR COMPENSATION

Directors are paid $500 for meetings attended at our corporate headquarters and $250 for telephonic meetings. All travel and lodging expenses associated with directors' meetings are reimbursed by the Company.

On January 10, 2000, the Board of Directors voted to implement a 2000 Directors' Stock Option Plan as incentive for continued and future service. Each director was awarded 50,000 options to purchase American Access stock at the January 10 closing price, automatically renewable each year on the anniversary date of the Board decision. Directors also were authorized to receive 10,000 options for serving as a Board committee chairman and 5,000 for serving as a member of a board committee. The plan was approved by shareholders at the 2000 annual meeting. The Board allocated 300,000 shares to the plan. On December 21, 2001, shareholders at the annual meeting voted to amend the 2000 Directors' Stock Option Plan and increased the total number of options available to 600,000, thus allowing grants in subsequent years when prior grants are outstanding and unexercised. Additionally, the grant date was amended to July 1, the exercise price to be based on the closing price of the stock on June 30, to coincide with the annual term that directors serve, as prescribed by the Company's by-laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Erik Wiisanen, Director for American Access Technologies, Inc. and Vice President of Sales for Omega Metals, Inc. is the brother-in-law of John Presley, President and Director of American Access. Both men are founders of Omega Metals, our wholly-owned subsidiary.

In May and June 2000, the Company authorized loans to three directors, who also were officer-employees of American Access or its subsidiaries, and who secured the loans with personal assets unrelated to these transactions. The secured loans were to enable these directors to cover margin calls precipitated by a drop in the price of the Company's common stock. On May 31, Director and Company President John Presley and Director Erik Wiisanen each executed a promissory note and security agreement for $75,000 and $60,000 respectively, payable to the Company on or before December 31, 2000, with interest at the rate of 10 percent paid in arrears. On June 8, 2000, then-Director and then-Chief Financial Officer Bobby Story executed two promissory notes and a security agreement for a total of $200,000, payable to the Company on or before December 31, 2000, with interest at the rate of 10 percent paid in arrears. In October 2000, Mr. Presley and Mr. Wiisanen executed additional promissory notes with identical terms for $10,000 each, payable to the Company on or before April 30, 2001. All of these notes were extended to June 30, 2001 by a vote of disinterested directors on January 14, 2001, in accordance with the Florida Business Corporation Act. Subsequently, on August 9, 2001 the notes were extended to June 30, 2002, and on May 2, 2002, Mr. Presley's and Mr. Wiisanen's notes were extended until June 30, 2003. A reserve for collectibility in the amount of $221,278, including interest of $21,278, was taken on Mr. Story's note in the quarter ended June 30, 2001. On October 18, 2001 Mr. Story repaid to the Company the amount owed under the two promissory notes for $200,000 plus interest of $26,867 for a total of $226,867. The reserve was reversed in the Company's financial statement for the quarter ended September 30, 2001.

On March 27, 2001 the Company entered into a Management and Option to Purchase Agreement pursuant to the operation of its subsidiary Zonecabling.com, Inc. with Mr. Bobby Story, stockholder and former director/ officer. Mr. Story is employed to manage the Business to Business e-commerce site with an option to purchase the subsidiary for $500,000 until December 31, 2002. Mr. Story was issued 213,333 options to purchase the common stock of American Access with an exercise price of $2.25, for managing the subsidiary.

OWNERSHIP OF SECURITIES

The following table sets forth, as of May 6, 2002, based upon 5,878,412 shares outstanding, the beneficial ownership of the Company's Common Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company's Common Stock; (ii) each director, director nominee and the executive officers of the Company named in the Summary Compensation Table; and
(iii) all directors and officers named in the Summary Compensation table as a group. This information has been compiled from information provided by certain officers and directors, the Company's stockholder records and beneficial holder reports filed with the Securities and Exchange Commission.

Name and Address                          Number of Shares      Percent of Class

John Presley                                1,731,254(1)             23.09%
6689 Shands Road
Keystone Heights, Florida 32656

Erik Wiisanen                               1,201,123(1)             17.24%
6689 Shands Road
Keystone Height, Florida 32656

Joseph McGuire                               460,333(1)               7.28%
37 Skyline Drive Suite 1101
Lake Mary, Florida 32746

Steve Robinson                               118,000(1)               1.98%
1401 Horizon Court
Orlando, Florida 32809

William Hadaway                               95,000(1)               1.59%
340 Crown Oak Center
Longwood, Florida 32750

Bobby E. Story                               409,159(1)               6.51%
760 E. McNab Road
Pompano Beach, Florida 33060


All directors and officers as a group         3,605,710              39.20%
(5 persons)

------------------
(1)      Includes options or warrants to purchase common stock as follows:

------------------------- --------------------- --------------- ------------------- ---------------- -----------------
NAME                      $1.00 OPTIONS         $8 WARRANTS     $22 WARRANTS        $5.67 OPTIONS    $2.25 WARRANTS
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
John Presley              493,334               150,000         150,000             160,000          664,685
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
Erik Wiisanen             488,333               *               *                   155,000          444,555
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
Joseph McGuire            243,333               *               *                    50,000          150,000
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
Steve Robinson             60,000               *               *                   *                 15,000
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
Bobby  Story              *                     100,000         100,000             100,000          109,159
------------------------- --------------------- --------------- ------------------- ---------------- -----------------
William Hadaway            65,000               *               *                   *                 30,000
------------------------- --------------------- --------------- ------------------- ---------------- -----------------

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based solely on its review of Forms 3, 4 and 5 received by the Company, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to officers, directors and 10% shareholders were satisfied for fiscal year 2001.

AUDIT COMMITTEE REPORT

The Audit Committee, comprised of Joseph McGuire, William Hadaway, and Steven Robinson, has reviewed and discussed with the Company's management and Rachlin Cohen and Holtz LLP the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-KSB for the Company's 2001 fiscal year. The Audit Committee has also discussed with Rachlin Cohen and Holtz LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from Rachlin Cohen and Holtz LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Rachlin Cohen & Holtz LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for its 2001 fiscal year for filing with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote Proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

         Shareholder proposals for the 2003 Annual Meeting of Shareholders of the Company must be received by March 31, 2003 at the Company's offices, 6670 Springlake Road, Keystone Heights, FL 32656, addressed to the Secretary, for inclusion in the Company's proxy statement and proxy.

RETURN OF PROXY

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE MEETING.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB, including Financial Statements, as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2001 will be provided without charge, at the written request of any beneficial owner of shares. Requests should be mailed to the Secretary.

COST OF PROXY SOLICITATION

The cost of preparation, printing and sending of the proxies and proxy materials soliciting proxies for the Meeting will be borne by the Company. Directors, officers and employees of the Company may solicit proxies for the Meeting in person, by telephone, facsimile or e-mail. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of the Company's shares.

AMERICAN ACCESS TECHNOLOGIES, INC.
6670 Springlake Road
Keystone Heights, FL 32656

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Presley as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all of the shares of Common Stock of American Access Technologies, Inc. held on record by the undersigned on April 24, 2002 at the Annual Meeting of Shareholders to be held on June 28, 2002, or any adjournment thereof.

         1.       ELECTION OF DIRECTORS
                  For all nominees listed below:  /____/
                  Withhold authority to vote all nominees listed below: /____/

                  INSTRUCTION:

                  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                            John Presley             Erik Wiisanen
                            Joseph McGuire           William Hadaway
                            Steven Robinson

         2.       RATIFY RACHLIN, COHEN & HOLTZ LLP AS INDEPENDENT AUDITORS
                  For: / ___ /         Against: /___ /           Abstain: /____/


         3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed above and FOR Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________, 2002

---------------------------------
(signature)

---------------------------------
(signature, if held jointly)
Please mark, sign, date and return the proxy card promptly using the enclosed envelope.